Filed Pursuant to Rule 497(e)
File Nos. 333-195493; 811-22961
AOT Growth and Innovation ETF (AOTG)
(the “Fund”)
October 23, 2025
Supplement to the
Prospectus and Statement of Additional Information (“SAI”),
each dated September 30, 2025

Fee Waiver Description
Effective November 1, 2025, the third paragraph of the section entitled “FUND MANAGEMENT — Investment Adviser” of the Prospectus and the third paragraph of the section entitled “INVESTMENT MANAGEMENT AND OTHER SERVICES — Investment Advisory Agreement” of the SAI are revised to read as follows:
Prior to November 1, 2025, the Adviser contractually agreed to waive receipt of its management fees and/or assume expenses of the Fund to the extent necessary to offset AFFE so that the total annual operating expenses of the Fund (excluding payments under the Fund’s Rule 12b-1 distribution and service plan (if any), brokerage expenses, taxes (including tax-related services), interest (including borrowing costs), litigation expense (including class action-related services) and other non-routine or extraordinary expenses) did not exceed 0.75% of the Fund’s average daily net assets. For the fiscal year ended May 31, 2025, the Adviser waived $120 to offset the acquired fund fees and expenses incurred by the Fund.
Distributor Change
Effective on or about November 10, 2025, PINE Distributors LLC (“PINE” or the “Distributor”) will replace Quasar Distributors, LLC as the Fund’s distributor, and all references to the Fund’s current distributor in the Prospectus and SAI will refer to PINE. PINE’s principal address is 501 S. Cherry Street, Suite 610, Denver, Colorado 80246. PINE is not affiliated with the Fund or its investment adviser or sub-adviser.

If you have any questions, please call (215) 330-4476.
Please retain this Supplement for future reference.